UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2012

TARGA RESOURCES PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-33303	65-1295427
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 4300

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Targa Resources Partners LP (the “Partnership”) previously announced that it had entered into a membership interest purchase and sale agreement (the “Purchase Agreement”) with Saddle Butte Pipeline LLC (“Saddle Butte”), Saddle Butte Fort Berthold Gathering, LLC and Saddle Butte Assets, LLC, pursuant to which the Partnership agreed to purchase 100% of Saddle Butte’s Williston Basin crude oil pipeline and terminal system and natural gas gathering and processing operations for $950 million in cash (the “Saddle Butte Acquisition”). The purchase price was adjusted for certain pre-closing items and is subject to customary post-closing adjustments as well as to a contingent payment of $50 million that is subject to aggregate crude oil gathering volumes exceeding certain thresholds by mid-2014.

On December 31, 2012 and in accordance with the Purchase Agreement, Saddle Butte transferred the equity interests in Saddle Butte Fort Berthold Gathering, LLC and Saddle Butte Assets, LLC (collectively, “the Saddle Butte Subsidiaries”) to Targa Badands LLC, an indirect wholly-owned subsidiary of the Partnership, for aggregate consideration of $975.8 million, subject to certain post closing adjustments and a contingent payment as described above. The Partnership used cash on hand, cash funded through borrowings under the Partnership’s senior secured revolving credit facility and proceeds from the issuance of the Partnership’s 5.25% senior unsecured notes due 2023 to fund the aggregate consideration for the Saddle Butte Acquisition.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated into this report by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Financial statements of the acquired business are not included in this Form 8-K report. Such financial statements will be filed within 71 calendar days after the date of filing of this Form 8-K report.

(b)	Pro Forma Financial Information.

Pro forma financial information relative to the acquired business is not included in this Form 8-K report. Such pro forma financial information will be filed within 71 calendar days after the date of filing of this Form 8-K report.

(d) Exhibits.

Exhibit Number	Description
2.1	Membership Interest Purchase and Sale Agreement, dated November 14, 2012, by and among the Partnership, Saddle Butte Pipeline LLC, Saddle Butte Fort Berthold Gathering, LLC and Saddle Butte Assets, LLC (incorporated by reference to Exhibit 2.1 to Targa Resources Partners LP’s Current Report on Form 8-K filed October 25, 2012 (File No. 001-33303)).

99.1*	First Amendment to Membership Interest Purchase and Sale Agreement, dated December 20, 2012, by and among the Partnership, Saddle Butte Pipeline LLC, Saddle Butte Fort Berthold Gathering, LLC and Saddle Butte Assets, LLC.

*	Schedules and annexes omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES PARTNERS LP

	By:	Targa Resources GP LLC,
its general partner

Dated: January 4, 2013	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Senior Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Membership Interest Purchase and Sale Agreement, dated November 14, 2012, by and among the Partnership, Saddle Butte Pipeline LLC, Saddle Butte Fort Berthold Gathering, LLC and Saddle Butte Assets, LLC (incorporated by reference to Exhibit 2.1 to Targa Resources Partners LP’s Current Report on Form 8-K filed October 25, 2012 (File No. 001-33303)).

99.1*	First Amendment to Membership Interest Purchase and Sale Agreement, dated December 20, 2012, by and among the Partnership, Saddle Butte Pipeline LLC, Saddle Butte Fort Berthold Gathering, LLC and Saddle Butte Assets, LLC.

*	Schedules and annexes omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.